                                                                   EXHIBIT 10.01

                        CALIBER LEARNING NETWORK, INC.
                            1997 STOCK OPTION PLAN
                            ----------------------

                                   ARTICLE I
                                PURPOSE OF PLAN

     1.1  PURPOSE OF PLAN. The purpose of the Caliber Learning Network, Inc.
          ---------------
1997 Stock Option Plan is to serve as a performance incentive and to encourage the ownership of Caliber Learning Network, Inc. stock by employees of the Company, and other persons providing valuable services to or for the Company, so that the person to whom the option is granted may acquire a proprietary interest in the success of the Company, and to encourage such person to remain in the employ of the Company. This Plan shall consist of grants of Non-Qualified Stock Options and Incentive Stock Options. This Plan is not intended to affect any options or benefits granted by the Company that are outstanding on the date of adoption of this Plan.

                                  ARTICLE II
                                  DEFINITIONS

     2.1  AWARD means any Option or Stock Appreciation Right granted hereunder.
          -----

     2.2  BOARD means the Board of Directors of the Company; provided, however,
          -----
that no member of the Board shall participate in any decision of the Board which directly or indirectly relates to the director's participation in this Plan.

     2.3  CODE means the Internal Revenue Code of 1986, as amended. Reference in
          ----
this Plan to any section of the Code shall be deemed to include any amendments of successor provisions to such section and any regulations promulgated thereunder.

     2.4  COMMITTEE means the Committee of the Board, which shall consist of not
          ---------
less than two (2) members of the Board, elected and designated, from time to time, by the Board, but none of whom, during the one (1) year period prior to membership on the Committee, or during such membership, have been or are (i) granted Awards under this Plan or (ii) granted awards under any other plan of the Company, participation in which by such person would cause such person not to be a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act at such time as the Company shall become subject to Section 16 of the Exchange Act.

     2.5  COMPANY means Caliber Learning Network, Inc. and any present or future
          -------
subsidiary corporation (as defined in Section 425 of the Code) or any successors as described in Article XII.

     2.6  DATE OF DISABILITY means the date on which a Participant is classified
          ------------------
as Disabled.

     2.7  DATE OF GRANT means the date on which the grant of an Award is
          -------------
authorized by the Committee or such later date as may be specified by the Committee in such authorization.

     2.8  DISABILITY or DISABLED means the classification of a Participant as
          ----------------------
"disabled" pursuant to a disability plan of Sylvan Learning Systems, Inc., if any, or successor to such plan (or, if there is no such plan, as determined by the Board of Directors or the Committee), if the Participant meets the requirements of sections 22(e)(3) and 105(d)(4) of the Code.

     2.9  ELIGIBLE INDIVIDUAL means any person employed by the Company on a
          -------------------
full-time, salaried basis, and any non-employee providing bona fide services to or for the Company, who satisfies the requirements of Article VI.

     2.10 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.
          ------------

     2.11 FAIR MARKET VALUE means the fair market value of the Stock, as
          -----------------
determined by the Board or the Committee, as required under Maryland law; provided, however, that (i) if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") on the Date of Grant or the date of determination, as the case may be, Fair Market Value shall be the average of the highest bid and lowest asked prices of the Stock on such system on such date, or (ii) if the Stock is admitted to trading on a national securities exchange or the NASDAQ/National Market System ("NASDAQ/NMS") on the Date of Grant or the date of determination, as the case may be, Fair Market Value shall be the last sale price reported for the Stock on such exchange or NASDAQ/NMS on such date or on the last date preceding such date on which a sale was reported.

     2.12 INCENTIVE STOCK OPTION means an Option which is an incentive stock
          ----------------------
option within the meaning of section 422 of the Code and which is granted under
Article VII.

     2.13 INSIDER means an "officer" or "director" of the Company within the
          -------
meaning of Section 16 of the Exchange Act.

     2.14 NON-QUALIFIED STOCK OPTION means an Option which is not qualified with
          --------------------------
respect to section 422 of the Code and which is granted under Article VII.

     2.15 OPTION means either a Non-Qualified Stock Option or an Incentive Stock
          ------
Option granted under Article VII.

     2.16 PARTICIPANT means an Eligible Individual who has been granted an Award
          -----------
under this Plan.

     2.17 PLAN means this Caliber Learning Network, Inc. 1997 Stock Option Plan.
          ----

     2.18 RETIREMENT means retirement by an employee from the Company on or
          ----------
after the employee's attainment of age sixty-five (65).

     2.19 RETIREMENT DATE is the employee's date of retirement from the Company
          ---------------
on or after the employee's attainment of age sixty-five (65).

     2.20 STOCK means the Class A Common Stock, par value $0.01 per share, of
          -----
the Company.

     2.21 STOCK APPRECIATION RIGHT means an Award granted under Article VIII,
          ------------------------
such term being defined more particularly in Section 8.1.

     2.22 STOCK OPTION AGREEMENT means an agreement with respect to Awards as
          ----------------------
described in Article IX.

     2.23 TERMINATION means resignation or discharge from employment with the
          -----------
Company, except in the event of death, Disability or Retirement.

     2.24 VESTED OPTION  or VESTED STOCK APPRECIATION RIGHT means, at any date,
          -------------     -------------------------------
an Option or Stock Appreciation Right, respectively, which a Participant is then entitled to exercise pursuant to the terms of a Stock Option Agreement.

     2.25 CAUSE means, with respect to the discharge by the Company of any
          -----
Participant, (i) refusal to perform duties assigned in accordance with the Participant's employment agreement with the Company, if any, or assigned by an officer of the Company, or overt and willful disobedience of orders or directives issued to the Participant by the Company and within the scope of the Participant's duties to the Company, (ii) commission of illegal acts in connection with the performance of duties on behalf of the Company, or (iii) material violation of the Company's policies and procedures; provided, however, that if a Participant has entered into an employment agreement with the Company which contains a definition of "Cause," then "Cause" shall have the meaning set forth therein with respect to such Participant.

                                  ARTICLE III
                          EFFECTIVE DATE AND DURATION

     3.1  EFFECTIVE DATE. Except as provided to the contrary herein, this Plan
          --------------
shall be effective as of April 30, 1997.

     3.2  PERIOD FOR GRANTS OF AWARDS. Awards may be made as provided herein for
          ---------------------------
a period of ten (10) years after the initial effective date of the Plan, i.e. until 5:00 p.m., Baltimore time, on April 30, 2007.

     3.3  TERMINATION. This Plan shall be terminated as provided in Article
          -----------
XIII, but shall continue in effect until all matters relating to the payment of Awards and the administration of the Plan have been settled.

                                  ARTICLE IV
                                ADMINISTRATION

     4.1  ADMINISTRATION. This Plan shall be administered by a Committee, none
          --------------
of whom, during the one year prior to membership on the Committee, or during such membership, have been or are granted or awarded Awards under this Plan or pursuant to any other Plan of the Company. Except as otherwise specifically reserved to the Board under Maryland law, such Committee shall have all powers respecting this Plan. Except as otherwise specifically reserved to the Board under Maryland Law, all questions of interpretation and application of this Plan, or of the terms and conditions pursuant to which Awards are granted, exercised or forfeited under the provisions hereof, shall be subject to the determination of the Committee. Such determination shall be final and binding upon all parties affected thereby. A majority vote of the members of the Committee shall be required for all of its actions.

          It is contemplated that Awards granted hereunder will be recommended by the management of the Company to the Committee, and that the Committee will determine whether to accept the recommendations of the management of the Company. The Committee has authority in its discretion to determine the persons to whom, and the time or times at which, Options may be granted, the nature of each Option, the number of shares of stock subject to each option, the form of payment (cash, Stock, or a combination thereof) payable upon the event or events giving rise to payment under an Option and such other terms and conditions applicable to each Option as the Committee shall determine.

                                   ARTICLE V
                       GRANT OF AWARDS AND LIMITATION OF
                       NUMBER OF SHARES OF STOCK AWARDED

     5.1  GRANTS OF AWARDS; NUMBER OF SHARES.  The Committee may, from time to
          ----------------------------------
time, grant Awards to one or more Eligible Individuals; provided that:

          (i) subject to any adjustment pursuant to Article XI or Article XII, the aggregate number of shares of Stock subject to Awards under this Plan may not exceed One Million (1,000,000) shares;

          (ii) except with respect to shares of Stock which are the subject of Awards surrendered pursuant to Section 7.4, to the extent that an Award lapses or the rights of the Participant to whom it was granted terminate, or to the extent that the Award is canceled by mutual agreement of the Committee and the Participant (which cancellation opportunities may be offered by the Committee to Participants from time to time), any shares of Stock subject to such Award shall again be available for the grant of an Award hereunder;

          (iii) shares of Stock ceasing to be subject to an Award because of the exercise of an Option and/or Stock Appreciation Right shall no longer be available for the grant of an Award hereunder; and

          (iv) shares of stock which are the subject of grants of Awards under this Plan shall be set aside out of authorized but unissued shares of Stock not reserved for other purposes.

          In determining the size of Awards, the Committee may take into account a Participant's responsibility level, performance, potential, cash compensation level, the Fair Market Value of the Stock at the Date of Grant and such other considerations as it deems appropriate.

                                  ARTICLE VI
                                  ELIGIBILITY

     6.1  ELIGIBLE INDIVIDUALS. Full-time, salaried employees of the Company and
          --------------------
non-employees providing bona fide services to or for the Company, who, in the opinion of the Committee, contribute to the continued growth, development and financial success of the Company shall be eligible to be granted Awards under this Plan. Subject to the provisions of this Plan, the Committee shall from time to time select from such eligible persons those to whom Awards shall be granted and determine the size of the Awards. A Participant may hold more than one Award at any one time. No employee of the Company shall have any right to be granted an Award under this Plan, as all Awards granted hereunder are granted in the sole and absolute discretion of the Committee, as provided herein.

                                  ARTICLE VII
                                    OPTIONS

     7.1  GRANTS OF OPTIONS. Awards shall be granted to Participants in the form
          -----------------
of Options to purchase Stock pursuant to this Article VII and, in the discretion of the Committee, Stock Appreciation Rights pursuant to Article VIII herein.

     7.2  TYPE OF OPTIONS. The Committee may choose to grant a Participant who
          ---------------
is an Eligible Individual either Incentive Stock Options or Non-Qualified Stock Options or both, subject to the limitations contained herein.

     7.3  INCENTIVE STOCK OPTION DOLLAR LIMITATION. If the Committee grants
          ----------------------------------------
Incentive Stock Options, the aggregate Fair Market Value (determined at the time the Option is granted) of any such Options plus any incentive stock options granted under any other plans of the Company which shall be first exercisable (i.e. vest) by any one Participant during any one calendar year shall not exceed $100,000, or such other dollar limitation as may be provided in the Code.

     7.4  LIMITATIONS; COMPANY REPURCHASE OF OPTIONS. Grants of Options
          ------------------------------------------
hereunder shall be subject to guidelines adopted by the Committee with respect to the timing and size of such Options. In addition, the Committee may, in its discretion, provide that an Option may not be exercised in whole or in part for any period or periods specified by the Committee. In the sole discretion of the Committee, the Company may agree to repurchase Options for cash, provided that no Non-Qualified Stock Option shall be repurchased by the Company from an executive officer, director or 10% or greater stockholder of the Company within six-months of any grant of an Award to such persons hereunder.

                                 ARTICLE VIII
                           STOCK APPRECIATION RIGHTS

     8.1  GRANTS OF STOCK APPRECIATION RIGHTS.  A Stock Appreciation Right
          -----------------------------------
pursuant to this Article VIII may only be granted to a Participant who has been granted an Option pursuant to Article VII. Each such Stock Appreciation Right shall relate to a specific Option granted and may be granted concurrently with the Option to which it relates or at any time prior to the exercise, termination or expiration of an Option.

          For purposes of this Plan, the term "Stock Appreciation Right" means the right to receive from the Company, upon surrender of the Option or a portion thereof without payment to the Company, an amount equal to the Fair Market Value on the exercise date of the total number of shares of Stock for which the Stock Appreciation Right is exercised, less the exercise price which the Participant would have otherwise been required to pay upon purchase of the Stock upon exercise of the related Option.

          A Stock Appreciation Right shall be payable by the Company upon exercise of such right in cash or Stock, or in any combination thereof, as the Committee in its sole discretion may determine.

     8.2  LIMITATIONS IN STOCK APPRECIATION RIGHTS. In no event shall the total
          ----------------------------------------
number of shares of Stock which may be paid to the participant pursuant to the exercise of a Stock Appreciation Right exceed the total number of shares subject to the related Option. The Committee may fix, with respect to Stock Appreciation Rights granted under this Plan, such waiting periods, exercise dates or other limitations as it shall deem appropriate, except that a Stock Appreciation Right shall only be exercisable during such time as the related Option shall be exercisable. In addition, the Committee may impose a total prohibition on the exercise of Stock Appreciation Rights for such period or periods as it, in its sole discretion, deems to be in the best interest of the Company.

                                  ARTICLE IX
                TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS

     9.1  STOCK OPTION AGREEMENTS. Awards of Options shall be evidenced by Stock
          -----------------------
Option Agreements in such form as the Committee shall, from time to time, approve. A Stock Appreciation Right shall be evidenced by an agreement incorporated in or amending the Stock Option Agreement to which the right relates. Such Stock Option Agreements, which need not be identical, shall comply with and be subject to the following terms and conditions:

          (a)  Medium of Payment.  Upon exercise of the Option, the Option price
               -----------------
shall be payable either (i) in United States dollars in cash or by certified check, bank draft or postal or express money order payable to the order of the Company for an amount in United States dollars equal to the Option price for the number of shares of Stock subject to the Option (the "Total Option Price"), or
(ii) in the discretion of the Committee, through the delivery of shares of Stock with a Fair Market Value equal to the Total Option Price, or (iii) by a combination of the methods described in (i) and (ii); provided, however, that in the case of a Total Option Price which is paid by an Insider in whole or in part by delivery of shares of Stock, if the Company shall then be subject to Section 16 of the Exchange Act, the Stock acquired upon the exercise of such Option shall not be disposed of by such Insider for a six (6) month period commencing on the date on which such Insider last purchased Stock of the Company.

          (b)  Number of Shares. The Stock Option Agreement shall state the
               ----------------
total number of shares of Stock to which it pertains.

          (c)  Option Price. With respect to Incentive Stock Options, the Option
               ------------
price shall be not less than the Fair Market Value of such shares of Stock on the Date of Grant (or one hundred ten percent (110%) of such amount if the Option is granted to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). With respect to Non-Qualified Stock Options, the Option price shall be not less than the Fair Market Value of such shares of Stock on the Date of Grant.

          (d)  Term of Options and Stock Appreciation Rights.  Each Non-
               ---------------------------------------------
Qualified and Incentive Stock Option and related Stock Appreciation Right granted under this Plan shall expire as of the date determined by the Committee, but in no event more than ten (10) years from the Date of Grant, except that each Incentive Stock Option and related Stock Appreciation Right granted under the Plan to an individual owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company shall expire not more than six (6) years from the Date of Grant.

          (e)  Date of Exercise.  Except for such limitations as may be provided
               ----------------
by the Committee in its sole discretion pursuant to Articles VII and VIII, any Vested Option or Vested Stock Appreciation Right may be exercised in whole at any time during its term or in part from time to time during its term.

          (f)  Forfeiture or Exercise of Option and Stock Appreciation Right.
               -------------------------------------------------------------
Except as otherwise provided in any employment agreement or other agreement between the Company and the Participant, if a Participant ceases employment with the Company, prior to exercise of the Participant's Options and Stock Appreciation Rights, such Options and Stock Appreciation Rights shall be forfeited (i.e. terminate) or be exercised, as follows:

               (i)  Termination.  Except as otherwise provided in any employment
                    -----------
agreement or other agreement between the Company and the Participant, in the event of a Participant's Termination, the Participant's Options and Stock Appreciation Rights shall be forfeited immediately, unless Termination is initiated by the Company for reasons other than for Cause, in which case the Participant's Options and Stock Appreciation Rights shall be forfeited as of the thirtieth (30) day following the date of Termination.

               (ii) Retirement.  In the event of a Participant's Retirement, the
                    ----------
Participant shall have the right to exercise his or her Options and Stock Appreciation Rights (to the extent such Options and Stock Appreciation Rights are Vested as of the Participant's Retirement Date) within three (3) months (or such shorter period as the Code or the terms of the particular Option or Stock Appreciation Right may require) of the Participant's Retirement Date.

               (iii) Disability.  Upon the Disability of a Participant, the
                     ----------
Participant's Options and Stock Appreciation Rights (to the extent such Options and Stock Appreciation Rights are Vested as of the Participant's Date of Disability) shall be exercisable by the Participant within twelve (12) months (or such shorter period as the Code or the terms of the particular Option or Stock Appreciation Right may require) of the Participant's Date of Disability.

               (iv)  Death.  If the Participant dies while in the employment of
                     -----
the Company or within the period of time after Retirement during which the Participant would have been entitled to exercise his or her Options and Stock Appreciation Rights, the Participant's estate, personal representative or beneficiary (as applicable) shall have the right to exercise such Options and Stock Appreciation Rights within twelve (12) months from the date of the Participant's death (or such shorter period as the Code or the terms of the particular Option or Stock Appreciation Right may require); provided, however, that such Options and Rights shall be exercisable only to the extent they are Vested as of the date of death unless the Committee, in its discretion, elects to accelerate the vesting of all or any portion of the unvested shares subject to the Option or Stock Appreciation Right as of the date of death or unless otherwise provided in the Participant's employment agreement with the Company, if any.

          (g)   Agreement as to Sale of Securities.  If, at the time of the
                ----------------------------------
exercise of any Option or Stock Appreciation Right for shares of stock, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Participant exercising the Option or Stock Appreciation Right shall agree to purchase the shares that are subject to the Option or Stock Appreciation Right for investment only and not with any present intention to resell the same and that the Participant will dispose of such shares only in compliance with such laws and regulations, the Participant will, upon the request of the Company, execute and deliver to the Company an agreement to such effect. The Participant agrees to also become a party to any stockholders' agreement then in effect among the Company and its stockholders.

          (h)   Election to Recognize Income. In the case of Non-Qualified Stock
                ----------------------------
Options granted to Participants subject to liability under Section 16(b) of the Exchange Act, if a Participant makes an election in a timely manner pursuant to
Section 83(b) of the Code to recognize income for tax purposes when such Non-Qualified Stock Option is first exercised, the Participant shall notify the Company within ten (10) days of the making of such election.

          (i)   Minimum Number of Shares of Stock.  The minimum number of shares
                ---------------------------------
of Stock with respect to which an Option may be exercised at any one time shall be one hundred (100) shares, unless the number is the total number at the time available for exercise under the Awards.

          (j)  Required Amendments. Each Award shall be subject to any provision
               -------------------
necessary to assure compliance with federal and state securities laws.

          (k)  Limitation of Participant Rights.  A Participant shall not be
               --------------------------------
deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to Options unless and until the Options shall have been exercised pursuant to the terms thereof, the Company shall have issued and delivered the shares of Stock to the Participant, and the Participant's name shall have been entered as a stockholder of record on the books of the Company. Thereafter, the Participant shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

          (l)  Other Provisions.  Stock Option Agreements authorized under this
               ----------------
Plan may contain such other provisions not inconsistent herewith as the Committee shall deem advisable, including covenants not to compete with the Company.

                                   ARTICLE X
                      GRANTS IN SUBSTITUTION FOR OPTIONS
                         AND STOCK APPRECIATION RIGHTS
                         GRANTED BY OTHER CORPORATIONS

     10.1 SUBSTITUTE AWARDS.  Awards may be granted under this Plan from time to
          -----------------
time in substitution for similar awards held by employees of corporations who become or are about to become employees of the Company as the result of a merger or consolidation of the employing corporation with the Company, or the acquisition by the Company of the assets of the employing corporation, or the acquisition by the Company of fifty percent (50%) or more of the stock of the employing corporation causing it to become a subsidiary. Subject to the procurement of the approval of the stockholders of the Company, as may be required for the Plan to satisfy the requirements of Rule 16b-3 under the Exchange Act (if the Company shall be subject to Section 16 of the Exchange
Act), the terms and conditions of the substitute awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of the grant may deem appropriate to conform, in whole or in part, to the provisions of the options and stock appreciation rights in substitution for which they are granted.

                                  ARTICLE XI
                         CHANGES IN CAPITAL STRUCTURE

     11.1  CAPITAL STRUCTURE CHANGES.
           -------------------------

          (a) Other than pursuant to any conversion rights set forth in the charter of the Company, if the outstanding shares of Stock as a class are increased, decreased or changed into, or exchanged for, a different number or kind of shares of stock or securities of the Company, through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure or the like, an appropriate and proportionate adjustment shall be made in the number and kinds of securities subject to the Plan, and in the number, kinds, and per share exercise price of shares of Stock subject to unexercised Options and Stock Appreciation Rights or portions thereof granted
prior to any such change.   Any such adjustment in an outstanding Award,
however, shall be made without a change in the total price applicable to the unexercised portion of the Award but with a corresponding adjustment in the price for each share of Stock covered by the Award. No fractional shares shall be issued as a result of any such adjustment.

          (b) Upon dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation in which the Company is not the surviving corporation, or upon the sale of substantially all of the assets of the Company to another corporation, the Plan and the Awards granted thereunder shall terminate, unless provision is made in connection with such transaction for the assumption of Awards theretofore granted, or the substitution for such Awards of new options and stock appreciation rights of the successor employer corporation or a parent or subsidiary thereof, with appropriate adjustment as to the number and kinds of securities and the per share exercise prices. In the event of such termination, all outstanding Awards shall be exercisable in full for at least thirty (30) days prior to the effective date of such termination, whether or not otherwise exercisable during such period, but not later than the date the Options and Stock Appreciation Rights would otherwise expire.

          (c) Adjustments under this Article shall be made by the Committee, whose determination as to what adjustment shall be made, and the extent thereof, shall be conclusive. The Committee shall have the discretion and power in any such event to determine and to make effective provision for the acceleration of the time during which an Award may be exercised, notwithstanding the provisions of the Award setting forth the date or dates on which all or any part of it may be exercised. No fractional shares of Stock shall be issued under the Plan on account of any adjustment specified above.

                                  ARTICLE XII
                              COMPANY SUCCESSORS

     12.1 IN GENERAL.
          ----------

          (a) Subject to Article XI hereof, if the Company shall be the surviving or resulting corporation in any merger, sale of assets or sale of stock, consolidation or corporate reorganization (including a reorganization in which the holders of stock receive securities of another corporation), any Award granted hereunder shall pertain to and apply to the securities to which a holder of stock would have been entitled. The Committee shall make such appropriate determinations and adjustments as it deems necessary so as to substantially preserve the rights and benefits, both as to number of shares of Stock or securities and otherwise, of Participants under this Plan.

          (b) If the Company shall not be the surviving corporation in any merger, sale of assets or sale of stock, consolidation or reorganization (including a reorganization in which the holders of Stock receive securities of another corporation) involving the Company, the successor corporation may, but shall not be required to, issue substitute options so as to preserve substantially the rights and benefits of the Participants under this Plan.

                                 ARTICLE XIII
                       AMENDMENT OR TERMINATION OF PLAN

     13.1 AMENDMENTS AND TERMINATION. The plan shall terminate on the tenth
          --------------------------
(10th) anniversary of the initial effective date of the Plan (i.e., at 5:00 p.m., Baltimore time, on April 30, 2007) and, in addition, the Board may at any time and from time to time alter, amend, suspend or terminate this Plan in whole or in part except (i) without such stockholder approval as may be required by law and the Company's charter, no such action may be taken which changes the minimum Option price, increases the maximum term of Awards, materially increases the benefits accruing to Participants hereunder, materially increases the number of securities which may be issued pursuant to this Plan (except as provided in Article XI), extends the period for granting Awards hereunder or materially modifies the requirements as to eligibility for participation hereunder, and
(ii) without the consent of the Participant to whom any Award shall theretofore have been granted, no such action may be taken which adversely affects the rights of such Participant concerning such Awards, except as such termination or amendment of this Plan is required by statute, or rules and regulations promulgated thereunder, or as otherwise permitted hereunder. Further, the Committee may, with the consent of a Participant, amend the terms of any existing Option previously granted to include any provisions or amendments that properly may be incorporated at the time of such amendment. Solely to illustrate the foregoing power, but without limiting its scope, such amendments may accelerate the period of exercise or the vesting period of any Option, or installments thereof, either absolutely or conditionally for whatever reasons the Committee deems appropriate, including without limitation compensatory considerations, events which would result in any change in the listing or cause delisting of the Company's Stock, significant changes in the management or control of the Company, or the occurrence of any attempt to effect such a change.

                                  ARTICLE XIV
                           MISCELLANEOUS  PROVISIONS

     14.1 NON-TRANSFERABILITY. Except by the laws of descent and distribution,
          -------------------
no benefit provided hereunder shall be subject to alienation, assignment or transfer by a Participant (or by any person entitled to such benefit pursuant to the terms of this Plan), or to attachment or other legal process of whatever nature, and any attempted alienation, assignment, attachment or transfer shall be void and of no effect whatsoever and upon any such attempt, the benefit shall terminate and be of no force or effect. During a Participant's lifetime, Awards granted to the Participant shall be exercisable only by the Participant. Shares of Stock shall be delivered only into the hands of the Participant entitled to receive the same or into the hands of the Participant's authorized legal representative. Deposit of any sum in any financial institution to the credit of any Participant (or of a person entitled to such sum pursuant to the terms of this Plan) shall constitute payment into the hands of that Participant (or such person).

     14.2 NO EMPLOYMENT RIGHT. Neither this Plan nor any action taken hereunder
          -------------------
shall be construed as giving any right to any individual to be retained as an officer or employee of the Company.

     14.3 TAX WITHHOLDING. The Company shall have the right to deduct from all
          ----------------
Awards paid, or to require the Participant to satisfy, any federal, state, local or employment taxes which it deems are required by law to be withheld with respect to the exercise of an Option, or portion thereof. In the case of Awards paid in Stock, the Participant receiving such Stock may be required to pay to the Company an amount required to be withheld with respect to such Stock. At the request of a Participant, or as required by law, such sums as may be required for the payment of any estimated or accrued income tax liability may be withheld and paid over to the governmental entity entitled to receive the same.

     14.4 ACCELERATION. Except as otherwise provided hereunder, the Committee
          ------------
may in its sole discretion accelerate the time at which an Award granted hereunder may be exercised.

     14.5 FRACTIONAL SHARES. Any fractional shares concerning Awards shall be
          -----------------
eliminated at the time of payment or pay-out by rounding down for fractions of less than one-half (1/2) and rounding up for fractions of equal to or more than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding.

     14.5 GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to
          --------------------------------
make payment of Awards in Stock or otherwise shall be subject to all applicable laws, rules and regulations, and to such approvals by any government agencies as may be deemed necessary or appropriate by the Committee. If Stock awarded hereunder may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict its transfer in such manner as it deems advisable to ensure such exempt status. This Plan is intended to comply with Rule 16b-5 under the Exchange Act at such time as the Company shall become subject to Section 16 of the Exchange Act. Any provision inconsistent with Rule 16b-5 shall be inoperative and shall not affect the validity of the Plan. The Plan shall be subject to any provision necessary to assure compliance with federal and state securities laws.

     14.7 INDEMNIFICATION. Each person who is or at any time serves as a member
          ---------------
of the Board or the Committee shall be indemnified and held harmless by the Company against and from (i) any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action or failure to act under this Plan; and (ii) any and all amounts paid by such person in satisfaction of judgement in any such action, suit or proceeding relating to this Plan. Each person covered by this indemnification shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend the same on such person's own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the charter or by-laws of the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify such person or hold such person harmless.

     14.8 RELIANCE ON REPORTS.  Each member of the Board or the Committee
          -------------------
shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company, and upon any other information furnished in connection with this Plan. In no event shall any person who is or shall have been a member of the Board or the Committee be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information, or for any action taken, including the furnishing of information or failure to act, if in good faith.

     14.9  GOVERNING LAW. All matters relating to this Plan or to Awards granted
           -------------
hereunder shall be governed by the laws of the State of Maryland, without regard to the principles of conflict of laws, except to the extent preempted by the laws of the United States.

     14.10 RELATIONSHIP TO OTHER BENEFITS. No payment under this Plan shall be
           ------------------------------
taken into account in determining any benefits under any pension, retirement, profit sharing or group insurance plan of the Company.

     14.11 EXPENSES. The expenses of implementing and administering this Plan
           --------
shall be borne by the Company.

     14.12 TITLES AND HEADINGS. The titles and headings of the Articles and
           -------------------
Sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

     14.13 USE OF PROCEEDS. Proceeds from the sale of Stock pursuant to Awards
           ---------------
granted under the Plan shall constitute general funds of the Company.

     14.14 NONEXCLUSIVITY OF PLAN. Neither the adoption of the Plan by the Board
           ----------------------
nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.